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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 14, 2004

                          -----------------------------

                           TEXAS GENCO HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


                TEXAS                                  1-31449                              76-0695920
    (State or other jurisdiction              (Commission File Number)                     (IRS Employer
          of incorporation)                                                             Identification No.)

                        1111 LOUISIANA
                        HOUSTON, TEXAS                                            77002
           (Address of principal executive offices)                            (Zip Code)

       Registrant's telephone number, including area code: (713) 207-1111

                         ------------------------------


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

      On December 14, 2004, Texas Genco Holdings, Inc. ("Texas Genco Holdings") merged with a wholly owned subsidiary of CenterPoint Energy, Inc. ("CenterPoint Energy"). As a result of the merger, Texas Genco Holdings became a wholly owned subsidiary of CenterPoint Energy, and all of Texas Genco Holdings' publicly held shares (other than shares held by shareholders who validly perfect their dissenter's rights under Texas law) were converted into the right to receive $47 per share in cash without interest (the "Merger Consideration") and less any applicable withholding taxes. Also as a result of the merger, the members of Texas Genco Holdings' board of directors immediately prior to the merger are no longer directors of Texas Genco Holdings. In connection with the merger, Texas Genco Holdings entered into a credit agreement under which it borrowed approximately $716 million on December 14, 2004 to finance the payment of the aggregate Merger Consideration payable as a result of the merger. Texas Genco Holdings' shares ceased to be publicly traded as of the close of trading on December 14, 2004. The merger was part of the first step of the transaction announced in July 2004 in which Texas Genco LLC (formerly known as GC Power Acquisition LLC), an entity owned in equal parts by affiliates of The Blackstone Group, Hellman & Friedman LLC, Kohlberg Kravis Roberts & Co. L.P. and Texas Pacific Group, agreed to acquire Texas Genco Holdings for approximately $3.65 billion in cash. For additional information regarding the merger, please refer to the press release attached to this report as Exhibit 99.1, which press release is incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits.

      99.1   Press Release dated December 14, 2004.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         TEXAS GENCO HOLDINGS, INC.

Date:  December 16, 2004                 By:      /s/ James S. Brian
                                            -------------------------------
                                                  James S. Brian
                                                  Senior Vice President and
                                                  Chief Accounting Officer
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                                  EXHIBIT INDEX



            Exhibit
            Number                     Exhibit Description
            ------                     -------------------

             99.1              Press Release dated December 14, 2004